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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Budget Group, Inc.'s previously filed Registration Statement File Nos. 333-41093, 333-47079, 333-49819, 333-58477, 333-59049, 333-59385, 333-61429, 333-82501, 333-82749,
333-38306, 333-50080 and 333-50086.


                                             /s/ ARTHUR ANDERSEN LLP


Orlando, Florida
April 2, 2001